Disclosure of detailed information about effective income tax expense recovery (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Increase (decrease) in taxes resulting from:
Income tax expense at statutory rate	$ 1,284	$ 8
Statutory tax rate	26.50%	26.50%
Tax cost of non-deductible items	$ 126	$ 854
Tax effect of losses not benefited	0	663
Other differences	51	20
Total income tax expense	$ 1,461	$ 1,545